Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, and Fidelity® Mid Cap Enhanced Index Fund
October 30, 2017
Prospectus

Effective December 18, 2017, the redemption fee for Fidelity® International Enhanced Index Fund has been removed.

GEI-17-04 1.857348.124	November 17, 2017